UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28875 Cabot Drive, Novi, MI	48377
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 348-9735

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	THRM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on January 29, 2026, Gentherm Incorporated, a Michigan corporation (the “Company” or “Gentherm”), entered into (i) an Agreement and Plan of Merger (the “Merger Agreement”), by and among Gentherm, Modine Manufacturing Company, a Wisconsin corporation (“Modine”), Platinum SpinCo Inc., a Delaware corporation and wholly owned subsidiary of Modine (“SpinCo”), and Platinum Gold Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Gentherm (“Merger Sub”), and (ii) a Separation Agreement, by and among Gentherm, Modine and SpinCo (together with the Merger Agreement, the “Definitive Agreements”). The Definitive Agreements provide for a Reverse Morris Trust transaction, which includes the spin-off of Modine’s Performance Technologies business (the “Performance Technologies Business”) to SpinCo and the pro rata distribution of all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) to the shareholders of Modine, the subsequent merger of Merger Sub with and into SpinCo, with SpinCo as the surviving entity, and the conversion of all SpinCo Common Stock into the right to receive shares of common stock, no par value, of Gentherm (“Common Stock”), as calculated and subject to adjustment as set forth in the Merger Agreement. Upon consummation of the transactions described in the Definitive Agreements (the “Transactions”), SpinCo will become a wholly owned subsidiary of Gentherm.

In connection with the Transactions, Gentherm has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-297224) (as amended, the “Registration Statement”), which included a preliminary proxy statement/prospectus, on August 12, 2026. The Registration Statement was declared effective by the SEC on August 12, 2026, and a definitive proxy statement/prospectus was first mailed to shareholders of Gentherm on or about August 12, 2026 (the “Proxy Statement/Prospectus”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2026, the Company held a special meeting of its shareholders to consider and vote on certain proposals in connection with the Transactions (such meeting, the “Special Meeting”), each of which is set forth below and described in more detail in the Proxy Statement/Prospectus.

A total of approximately 29,142,794 shares of Gentherm Common Stock were present or represented by proxy at the Special Meeting, representing approximately 94.8% of all shares of Gentherm Common Stock entitled to vote at the Special Meeting. The final results of voting on each of the matters submitted to a vote of shareholders during the Special Meeting are as follows:

Proposal No. 1 – Share Issuance Proposal

At the Special Meeting, Gentherm’s shareholders voted upon a proposal to approve of the issuance of shares of Common Stock pursuant to the Merger Agreement (the “Share Issuance Proposal”).

For	Against	Abstain	Broker Non-Votes
28,125,535	8,725	47,561	960,973

Pursuant to the foregoing vote, the shareholders approved the Share Issuance Proposal.

Proposal No. 2 - Charter Amendment Proposal

At the Special Meeting, Gentherm’s shareholders voted upon a proposal to approve an amendment to the Gentherm Second Amended and Restated Articles of Incorporation to effect an increase to the number of authorized shares of Gentherm Common Stock pursuant to the Merger Agreement (the “Charter Amendment Proposal”).

For	Against	Abstain	Broker Non-Votes
28,950,597	161,933	30,264	0

Pursuant to the foregoing vote, the shareholders approved the Charter Amendment Proposal.

Proposal No. 3 – Adjournment Proposal

Because the Share Issuance Proposal was approved by at least a majority of the votes cast by the shareholders of Common Stock represented in person or by proxy at the Special Meeting and the Charter Amendment Proposal was approved by at least a majority of the outstanding shares of Common Stock entitled to vote on the Charter Amendment Proposal, the proposal to approve the adjournment of the Special Meeting, if necessary, (a) to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal and the Charter Amendment Proposal, (b) if there are insufficient shares of Common Stock represented (either in person via the Internet or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (c) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Gentherm has determined, based on the advice of outside legal counsel, are reasonably likely to be required under applicable law and for such supplemental or amended disclosures to be disseminated and reviewed by Gentherm shareholders prior to the Special Meeting (the “Adjournment Proposal”), was rendered moot and was not called for a vote at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On September 10, 2026, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting, a copy of which is attached to this Current Report as Exhibit 99 and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 (including Exhibit 99) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Following the approval of the Share Issuance Proposal and the Charter Amendment Proposal, the Transactions are expected to close on October 1, 2026, subject to satisfaction or waiver of remaining customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	Press release, dated as of September 10, 2026

Exhibit 104	Cover page Interactive Data File (embedded within the Inline XBRL document)

NO OFFER OR SOLICITATION

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with Transactions among Gentherm, Modine and SpinCo, the parties have filed relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 initially filed by Gentherm on July 2, 2026 (the “Form S-4”) that includes a preliminary proxy statement/prospectus of Gentherm, and a registration statement on Form 10 initially filed by SpinCo on July 2, 2026 (as amended, the “Form 10”) that incorporates by reference certain portions of the Form S-4 and serves as an information statement/prospectus in connection with the spin-off of SpinCo from Modine. The Form S-4 and Form 10 were each declared effective by the SEC on August 12, 2026, and the definitive proxy statement/prospectus was first mailed to shareholders of Gentherm on or about August 12, 2026. INVESTORS AND SECURITY HOLDERS OF GENTHERM AND MODINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GENTHERM, MODINE, SPINCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Form S-4 and the proxy statement/prospectus and other documents filed with the SEC by Gentherm, Modine or SpinCo through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Gentherm are available free of charge on Gentherm’s website at ir.Gentherm.com under the tab “Financial Info” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Modine and SpinCo are available free of charge on Modine’s website at investors.Modine.com under the tab “Financials” and under the heading “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the Proposed Transaction among Gentherm, Modine and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the Proposed Transaction, the ability of the parties to complete the Proposed Transaction, the expected benefits of the Proposed Transaction, including future financial and operating results, anticipated strategic benefits of the Proposed Transaction, the amount and timing of synergies from the Proposed Transaction, the tax consequences of the Proposed Transaction, the terms and scope of the expected financing in connection with the Proposed Transaction, the aggregate amount of indebtedness of the combined company following the closing of the Proposed Transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Gentherm’s and Modine’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s and Modine’s control. None of Gentherm, Modine, SpinCo or any of their respective directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Gentherm, Modine or the combined business. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s and Modine’s businesses and the ability to successfully complete the Proposed Transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Proposed Transaction may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Gentherm, Modine and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Gentherm and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) the risk that shareholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (13) actions by third parties, including government agencies; (14) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Modine; (15) risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the Proposed Transaction with their employees, customers, suppliers, or other counterparties; and (16) other risk factors detailed from time to time in Gentherm’s and Modine’s reports filed with the SEC, including Gentherm’s and Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the Proposed Transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Gentherm, Modine or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2026

GENTHERM INCORPORATED

By:	/s/ Wayne Kauffman
Wayne Kauffman
Senior Vice President, General Counsel and Secretary